Payables for the acquisition of subsidiaries	12 Months Ended
Jun. 30, 2024
Payables For Acquisition Of Subsidiaries [Abstract]
Payables for the acquisition of subsidiaries	Payables for the acquisition of subsidiaries
The purchase agreements for acquisition of subsidiaries include payments to the seller in the event of successful collection, after the acquisition date of outstanding receivables and certain tax credits subject to administrative proceedings.
Consideration paid during the year ended June 30, 2024, net of cash acquired, was R$222,962 which includes installment payments for acquisitions completed in previous years in the amount of R$179,148 (R$162,317 on June 30, 2023, which includes payments for acquisitions made in previous years in the amount of R$106,764). All these payments are included in the “Acquisition of subsidiary, net of cash acquired” in the cash flows.